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                                                                   EXHIBIT 10.52

           OMNIBUS CONFIRMATION OF AND AMENDMENT TO SECURITY DOCUMENTS

       THIS OMNIBUS CONFIRMATION OF AND AMENDMENT TO SECURITY DOCUMENTS (this "Agreement") is made this 29th day of July, 1999, by SUNRISE ASSISTED LIVING, INC., a Delaware corporation ("SALI"), SUNRISE ASSISTED LIVING INVESTMENTS, INC. a Virginia corporation ("SALII"), SUNRISE DEVELOPMENT, INC., a Virginia corporation ("SDI"), SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("SEAL"), SUNRISE SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL") and SUNRISE ASSISTED LIVING MANAGEMENT, INC., a Virginia corporation, formerly known as Sunrise Terrace, Inc. ("SALMI") (SALI, SALII, SDI, SEAL, Sunrise SEAL and SALMI are collectively referred to herein as the "Assignors") in favor of BANK OF AMERICA, N.A. d/b/a NATIONSBANK, N.A. , successor by merger to NationsBank, N.A., as the administrative agent ("Administrative Agent") for itself and for certain additional lenders (collectively with the Administrative Agent, the "Lenders") who are or shall be from time to time participating as lenders in a bank group pursuant to a Second Amended and Restated Agency Agreement of even date herewith (as amended, extended or substituted from time to time, the "Agency Agreement").

                                    RECITALS

       A. In connection with a credit facility (as modified, increased, extended, restated or substituted from time to time, the "Credit Facility") originally provided by the Administrative Agent and certain Lenders to SEAL in the amount of $250,000,000, as evidenced by the Amended, Restated, Consolidated and Increased Master Promissory Note made December 23, 1997 by SEAL to Administrative Agent (as amended, restated or substituted from time to time, the "Original Note"), as governed by the Amended and Restated Financing and Security Agreement dated December 23, 1997 between SEAL and Administrative Agent (as amended, restated or substituted from time to time, the "Existing Financing Agreement"), and as further governed by the Amended and Restated Master Construction Loan Agreement dated December 23, 1997 between SEAL and Administrative Agent (as amended, restated or substituted from time to time, the "Construction Agreement"), the Administrative Agent, was provided with the following documents: (i) the Amended and Restated Pledge, Assignment and Security Agreement made December 23, 1997 by SALI and SALII in favor of the Administrative Agent (as amended, confirmed, restated or substituted from time to time, the "Pledge"); (ii) the Pledge, Assignment and Security Agreement made December 30, 1998 by SDI in favor of the Administrative Agent (as amended, confirmed, restated or substituted from time to time, the "SDI Pledge"); (iii) the Amended and Restated Collateral Assignment of Licenses, Participation Agreements and Resident Agreements made December 23, 1997 by SEAL for the benefit of the Administrative Agent (as amended, confirmed, restated or substituted from time to time, the "License Assignment"); (iv) the Amended and Restated Collateral Assignment of Operating Agreements and Management Contracts made December 23, 1997 by SEAL and SALMI to the Administrative Agent (as amended, confirmed, restated or substituted from time to time, the "Contract Assignment"); and (v) the Management Fee Subordination Agreement made December



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23, 1997 by SEAL and SALMI in favor of the Administrative Agent (as amended, confirmed, restated or substituted from time to time, the "Fee Subordination") (the Pledge, SDI Pledge, License Assignment, Contract Assignment and Fee Subordination are collectively referred to as the "Security Documents").

       B. As of December 30, 1998 Sunrise SEAL, was added as a borrower under the Credit Facility pursuant to an amendment to the Original Note and the Original Financing Agreement.

       C. Certain Eligible Properties owned by Sunrise Riverside Assisted Living, L.P., Sunrise Huntcliff Assisted Living Limited Partnership, Sunrise Sterling Canyon Assisted Living Limited Partnership, Sunrise Paramus Assisted Living Limited Partnership, Sunrise Fairfield Assisted Living, L.P., Sunrise Bellevue Assisted Living Limited Partnership, Sunrise Oakland Assisted Living Limited Partnership, Sunrise Walnut Creek Assisted Living Limited Partnership, and Sunrise Decatur Assisted Living Limited Partnership (collectively, the "SEAL Affiliates") have been included in the Borrowing Base under the Credit Facility, and the SEAL Affiliates have guaranteed the Credit Facility but have not been added as borrowers under the Credit Facility.

       D. The Lenders have agreed to increase the Credit Facility to $400,000,000 pursuant to the Second Amended, Restated and Increased Master Promissory Note of even date herewith from SEAL, Sunrise SEAL and the SEAL Affiliates to the Administrative Agent (as amended, restated, or substituted from time to time, the "Note") and the Second Amended and Restated Financing and Security Agreement of even date herewith by and among SEAL, Sunrise SEAL, the SEAL Affiliates and the Administrative Agent (as amended, restated or substituted from time to time, the "Financing Agreement").

       E. In connection with the increase to the Credit Facility, (i) the SEAL Affiliates, and (ii) every other entity which hereafter grants a lien to the Administrative Agent on behalf of the Lenders on an Eligible Project and related Collateral as collateral for the Credit Facility and enters into a Joinder Agreement pursuant to the Financing Agreement (collectively, the "Additional SEAL Affiliates") are to be added as borrowers under the Credit Facility.

       F. The term "Borrowers" shall mean individually or collectively, SEAL, Sunrise SEAL, the SEAL Affiliates and the Additional SEAL Affiliates.

       G. Any capitalized term not otherwise defined in this Agreement shall have the meaning provided for such term in the Financing Agreement.

       NOW, THEREFORE, in consideration of and as a material inducement to, the Lenders to modify the terms of the Credit Facility and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the Assignor hereby agrees as follows:

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       1. The Recitals are hereby incorporated by reference and made a part of this Agreement.

       2. The Assignors hereby acknowledge, approve, ratify and confirm that the Security Documents will continue to apply to the Credit Facility, and agree that the Administrative Agent's action in requiring the Assignors' consent by virtue of this Agreement, to the modification and increase of the Credit Facility shall not constitute a waiver of the Administrative Agent's or Lenders' right pursuant to the terms of the Security Documents or any of the other Financing Documents to renew, extend, increase the principal amount or otherwise modify the Credit Facility or the Financing Documents without the Assignors' prior consent and without affecting the Assignors' liability therefore.

       3. The Assignos acknowledge and agree that:

       (a) The Administrative Agent and the other Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationship with the Borrower and the Assignors in connection with the Security Documents and the Financing Documents and the Assignors hereby waive and release any claims to the contrary.

       (b) The Security Documents are valid and binding, and are enforceable obligations of the Assignors, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and the exercise of judicial discretion in accordance with general principals of equity.

       4. The Assignors hereby release, acquit, and forever discharge the Administrative Agent and Lenders, their officers, employees and agents from any and all claims that the Administrative Agent or Lenders are in any way responsible for the current condition or deterioration of the Borrowers' business operations and/or financial condition, and from any and all claims that the Administrative Agent or Lenders breached any agreement to loan money to the Borrowers to fund any of the Borrowers' operations at any time. The Assignors further agree that from and after the date hereof, they will not assert in any legal proceedings that any deterioration of the business operations or financial condition of the Borrowers as of the date of this Agreement was caused by any breach or wrongful act of the Administrative Agent or Lenders. Without limiting the generality of the following, the Assignors acknowledge that they are personally benefiting from the extension of the Credit Facility and hereby waive any claim that the Administrative Agent or Lenders violated the Equal Credit Opportunity Act (15 U.S.C. Section 1691 et seq.) in connection with the Credit Facility, the Note or any other obligation or security for any obligation which is the subject thereof. The Assignors represent and warrant that they have no claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature (collectively, "Claims") which they can assert against the Administrative Agent or Lenders in connection with the making, closing, administration, collection, and/or enforcement by the Administrative Agent or Lenders of the Security Documents or any of the Financing Documents. IN THE EVENT THAT THE ASSIGNORS HAVE ANY CLAIMS WHICH THEY NOW OR HEREAFTER MAY ASSERT AGAINST THE ADMINISTRATIVE AGENT OR LENDERS IN CONNECTION WITH THE MAKING, CLOSING, ADMINISTRATION, COLLECTION


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AND/OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR THE LENDERS OF THE
SECURITY DOCUMENTS OR ANY OF THE FINANCING DOCUMENTS AT OR PRIOR TO THE DATE HEREOF, THEN BY EXECUTING THIS AGREEMENT, THE ASSIGNORS FOREVER IRREVOCABLY WAIVE AND RELINQUISH SUCH CLAIMS.

       5. THE ASSIGNORS REPRESENT AND WARRANT THAT THEY ARE REPRESENTED BY COUNSEL OF THEIR CHOICE WHO HAVE REVIEWED THIS AGREEMENT AND ADVISED ASSIGNORS OF ITS CONTENTS AND MEANING OR HAVE BEEN URGED BY THE ADMINISTRATIVE AGENT TO RETAIN COUNSEL AND HAVE ELECTED NOT TO DO SO. THE ASSIGNORS FURTHER REPRESENT AND WARRANT THAT THEY ARE SIGNING THIS AGREEMENT VOLUNTARILY AND WITH FULL UNDERSTANDING OF ITS CONTENTS AND MEANING.

       6. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

       IN WITNESS WHEREOF, the Assignors have caused this Agreement to be duly executed as an instrument under seal effective as of the day and year first written above.

WITNESS:                     SUNRISE ASSISTED LIVING, INC.

------------------------     By: /s/ David W. Faeder                     (SEAL)
                                 -----------------------------------------
                                     David W. Faeder
                                     President

-----------------------      By: /s/ Thomas B. Newell                    (SEAL)
                                 -----------------------------------------
                                     Thomas B. Newell
                                     Executive Vice President

WITNESS:                     SUNRISE ASSISTED LIVING INVESTMENTS, INC.

-----------------------      By:/s/ James S. Pope                         (SEAL)
                                 -----------------------------------------
                                    James S. Pope
                                    Vice President

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WITNESS:                     SUNRISE DEVELOPMENT, INC.

-----------------------      By:/s/  James S. Pope                        (SEAL)
                                 -----------------------------------------
                                     James S. Pope
                                     Vice President




WITNESS:                     SUNRISE EAST ASSISTED LIVING
                             LIMITED PARTNERSHIP

------------------------     By:  Sunrise Assisted Living Investments, Inc.
                                  it general partner

                                  By:/s/ James S. Pope                    (SEAL)
                                     -------------------------------------
                                     James S. Pope
                                     Vice President

                             SUNRISE SEAL, L.L.C.

                             By:  Sunrise Development, Inc.
                                  Managing Member

                                  By: /s/ James S. Pope                   (SEAL)
                                      -----------------------------------
                                        James S. Pope
                                        Vice President

WITNESS:                     SUNRISE ASSISTED LIVING MANAGEMENT,
                             INC.

------------------------     By:  /s/ James S. Pope                       (SEAL)
                                 -----------------------------------------
                                      James S. Pope
                                      Vice President


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